The Glenmede Fund, Inc.

The Glenmede Portfolios

Supplement dated November 1, 2013 to the

Statement of Additional Information dated February 28, 2013

The first paragraph under the section “INVESTMENT STRATEGIES-International Portfolio” on page 5 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

“The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end and open-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); and U.S. or foreign securities convertible into foreign common stock.”

The following paragraph is added to the end of the section “Investment Strategies-Investment Company Securities” on page 17 of the Statement of Additional Information:

“Each Portfolio’s shares may be purchased by other investment companies, including other Portfolios of the Funds. An investment company’s shares purchased by a Portfolio would be limited to 10% of the outstanding voting securities of the acquired investment company. For so long as a Portfolio invests in or accepts investments by other affiliated investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.”